Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: April 2013

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	☒	☐	☐
2. Comparative Balance Sheet.	☒	☐	☐
3. Statement of Cash Receipts and Disbursements.	☒	☐	☐
4. Statement of Aged Receivables.	☒	☐	☐
5. Statement of Aged Payables.	☒	☐	☐
6. Statement of Operations, Taxes, Insurance and Personnel.	☒	☐	☐
7. Other documents/reports as required by the U.S. Trustee: None	☐	☐	☐

The undersigned certifies under penalty of perjury (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated:	May 15, 2013
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550
Occupancy	$—	$971	$595		$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247
Professionals	$—	$—	$65,179		$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—
Special Counsel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	June 30, 2011	July 31, 2011	August 31, 2011	September 30, 2011	October 31, 2011	November 30, 2011	December 31, 2011	January 31, 2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$2,289	$557	$2,264	$—	$13	$—	$3,924	$4
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$1,374	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733
Professionals	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—
Special Counsel	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$5,201	$—	$—	$—	$—	$10,753	$12,808	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$11,364	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237

Net Income (Loss)	$(11,364)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	February 29, 2012	March 31, 2012	April 30, 2012	May 31, 2012	June 30, 2012	July 31, 2012	August 31, 2012	September 30, 2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$3,193	$1	$—	$1,962	$2	$—	$—	$3,087
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,116	$2,629	$3,632	$2,212	$2,607	$3,176	$2,294	$2,255
Professionals	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—
Special Counsel	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$84,375	$14,923	$13,808	$4,032
Income Tax Expense	$—	$130	$—	$—	$—	$—	$—	$—

Total Expenses	$7,810	$5,260	$6,132	$6,675	$89,484	$20,599	$18,602	$11,874

Net Income (Loss)	$(7,810)	$(5,260)	$(6,132)	$(6,675)	$(89,484)	$(20,599)	$(18,602)	$(11,874)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	October 31,	November 30,	December 31,	January 31,	February 28,	March 31,	April 30,
	2012	2012	2012	2013	2013	2013	2013
Income
Misc Income	$—	$10	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$—	$—	$—	$2,206	$—	$—	$2
Occupancy	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$3,279	$8,213	$2,597	$3,388	$2,977	$2,218	$4,221
Professionals	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—
Special Counsel	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$1,488	$15,037	$3,316	$1,583	$1,977	$1,061	$3,045
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$7,267	$25,750	$8,413	$9,677	$7,454	$5,779	$9,767

Net Income (Loss)	$(7,267)	$(25,741)	$(8,413)	$(9,677)	$(7,454)	$(5,779)	$(9,767)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	6/30/2011	7/31/2011	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012
Assets
Current Assets
Cash	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100

Liabilities
Postpetition Liabilities:
Accounts Payable	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—						$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,432,007	$47,448,979	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,858,201)	$(293,863,965)	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)

Total Owner Equity	$(40,375,730)	$(40,381,493)	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)

Total Liabilities and Equity	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	2/29/2012	3/31/2012	4/30/2012	5/31/2012	6/30/2012	7/31/2012	8/31/2012	9/30/2012
Assets
Current Assets
Cash	$5,534,018	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,534,018	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,957,860	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509

Liabilities
Postpetition Liabilities:
Accounts Payable	$19,450	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$19,450	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,412,614	$47,412,063	$47,412,061	$47,412,354	$47,448,590	$47,463,500	$47,477,308	$47,481,889

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,937,226)	$(293,942,486)	$(293,948,618)	$(293,955,293)	$(294,044,777)	$(294,065,376)	$(294,083,978)	$(294,095,852)

Total Owner Equity	$(40,454,754)	$(40,460,014)	$(40,466,146)	$(40,472,821)	$(40,562,305)	$(40,582,904)	$(40,601,506)	$(40,613,380)

Total Liabilities and Equity	$6,957,860	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2012	11/30/2012	12/31/2012	1/31/2013	2/28/2013	3/31/2013	4/30/2013
Assets
Current Assets
Cash	$5,438,339	$5,432,085	$5,335,017	$5,327,314	$5,321,459	$5,316,741	$5,310,006
Investment in WIN Partners	$—	$—	$—

Total Current Assets	$5,438,339	$5,432,085	$5,335,017	$5,327,314	$5,321,459	$5,316,741	$5,310,006

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,862,181	$6,855,927	$6,758,859	$6,751,156	$6,745,301	$6,740,583	$6,733,848

Liabilities
Postpetition Liabilities:
Accounts Payable	$89,664	$109,151	$20,495	$22,468	$24,068	$25,128	$28,161
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$89,664	$109,151	$20,495	$22,468	$24,068	$25,128	$28,161

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,482,828	$47,502,315	$47,413,659	$47,415,632	$47,417,232	$47,418,292	$47,421,325

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(294,103,119)	$(294,128,859)	$(294,137,272)	$(294,146,949)	$(294,154,402)	$(294,160,181)	$(294,169,948)

Total Owner Equity	$(40,620,647)	$(40,646,387)	$(40,654,800)	$(40,664,477)	$(40,671,931)	$(40,677,709)	$(40,687,476)

Total Liabilities and Equity	$6,862,181	$6,855,927	$6,758,859	$6,751,156	$6,745,301	$6,740,583	$6,733,848

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: April 30, 2013

Cash Receipts

Date	Description (Source)	Amount

Beginning Cash Balance		$5,316,740.82
		$—
		$—

Total Cash Receipts		$5,316,740.82

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: April 30, 2013

Cash Disbursements

Date	Check No.	Payee	Description	Amount

4/16/2013	1269	J. Frank Armijo	April Retainer Board of Director Fee	$500.00
4/16/2013	1270	Kay C. Carnes	April Retainer Board of Director Fee	$500.00
4/16/2013	1271	Craig D. Eerkes	April Retainer Board of Director Fee	$500.00
4/16/2013	1272	Donald H. Swartz	April Retainer Board of Director Fee	$500.00
4/16/2013	1273	P. Mike Taylor	April Retainer Board of Director Fee	$500.00
4/16/2013	1274	Integrity Business Services	Bookkeeping Services	$186.97
4/16/2013	1275	IST Shareholder Services	Transfer Agent fees-April/out-of-pocket for March/2012 Unclaimed Property recovery & reporting-Escheatment Due Diligence	$3,383.57
4/16/2013	1276	US Trustee	Quarterly Trustee Payment	$650.00
4/30/2013	ACH	WA State Dept of L&I	1st Qtr Labor & Industries	$1.84	*
4/30/2013	ACH	IRS	940 FUTA tax payment	$12.23

Total Cash Disbursements				$6,734.61

Adjustments (explain)				$—

Ending Cash Balance (must be reconciled to the bank statement for account cited above)				$5,310,006.21

*	Noted amounts have not yet cleared the bank statement.

3329-0.56-57686N11.n01 1-1 A	STATEMENT DATE
Apr 30, 2013
AMERICANWEST BANCORPORATION
ATTN: SHELLY KRASSELT	Pg 1 of 1
110 S FERRALL
SPOKANE WA 99202

Business Checking
04/01/2013	Beginning Balance		5,321,289.01
	0 Deposits/Other Credits	+	.00
	16 Checks/Other Debits	-	11,280.96
04/30/2013	Ending Balance 30 Days in Statement Period		5,310,008.05

Checks listed in numerical order;
Check	Date	Amount
1261	04/01	500.00
1262	04/04	500.00
1263	04/10	500.00
1264	04/01	500.00
1265	04/01	500.00
1267*	04/03	1,561.19
1268	04/03	487.00
1269	04/23	500.00

(*) indicates gap in sequence
Check	Date	Amount
1270	04/24	500.00
1271	04/24	500.00
1272	04/19	500.00
1273	04/22	500.00
1274	04/18	186.97
1275	04/23	3,383.57
1276	04/24	650.00

Other Debits

04/30/2013	ACH Payment		12.23
	IRS	USATAXPYMT

Daily Ending Balance

04/01	5,319,789.01	04/18	5,316,553.85	04/23	5,311,670.28
04/03	5,317,740.82	04/19	5,316,053.85	04/24	5,310,020.28
04/04	5,317,240.82	04/22	5,315,553.85	04/30	5,310,008.05
04/10	5,316,740.82

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending April 30, 2013

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$—	$—	$—	$—	$—

Postpetition
$—	$—	$—	$—	$—

Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending April 30, 2013

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$10,980.80	$3,044.65	$1,060.50	$1,977.15	$4,898.50
	Morrison Foerster	$4,179.78	$—	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00

	Totals	$28,160.58	$3,044.65	$1,060.50	$1,977.15	$22,078.28

	Accounts Payable Reconciliation
	Opening Balance	$25,128.16
	Total New Indebtedness Incurred this Month	$3,044.65

	Balance	$28,172.81

	Amount paid on Prior Accounts Payable	$12.23

	Closing Balance	$28,160.58

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: April 30, 2013

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

In accordance with the mediation decision and the Court’s scheduling order, Holdco Advisors L.P. filed its Second Amended Plan and Disclosure Statement on May 6, 2013. Hearings on the approval of the Disclosure Statement and Plan will be scheduled.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$—	$—	N/A	$—
Withholding	$—	$—	N/A	$—
Unemployment	$12.23	$12.23	4/30/2013	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$1.84	$1.84	4/30/2013	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Controller	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	12/12/2012	$362,213	$10,981
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—	12/12/2012	$6,150	$—
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $3,044.65; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—